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                                                                    Exhibit 23.2


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

         I hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Registration No. 333-69814) of my report dated
November 20, 2001, which contains an explanatory paragraph regarding the Company's ability to continue as a going concern, relating to the financial statements which appear in this Form 10-KSB.



Ronald R. Chadwick, P.C.
Aurora, Colorado
January 25, 2002